UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2007

RADISYS CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 615-1100

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01 Financial Statements and Exhibits.

SIGNATURE

EXHIBIT INDEX

EXHIBIT 2.1

EXHIBIT 23.1

EXHIBIT 99.1

EXHIBIT 99.2

EXPLANATORY NOTE

RadiSys Corporation (“RadiSys”) hereby amends and supplements Item 9.01 of its Current Report on 8-K (File No. 000-26844) filed on September 12, 2007 to include the financial statements of the Advanced Telecommunications Architecture (ATCA) and compact PCI product lines of the Modular Communications Platforms Division of Intel Corporation purchased by RadiSys (the “Business”) and the unaudited pro forma financial information required by Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Historically, audited financial statements required by Rule 3-05 of Regulation S-X for the Business were not prepared by Intel because the Business was not managed as a stand-alone business. As such, the above financial statements and other financial information for the Business cannot be provided without unreasonable effort or expense. Pursuant to a letter dated October 31, 2007 from the Commission, the Commission stated that it would not object to the Company filing audited annual and unaudited interim statements of assets to be acquired of the Business and statements of net revenues and direct expenses of the Business, in satisfaction of Rule 3-05 of Regulation S-X. RadiSys believes the omission of the full financial statements and other financial information for the acquisition would not have a material impact on a reader’s understanding of the Company’s financial results and condition and related trends.

The following financial statements of the Business are filed as Exhibit 99.1 and incorporated herein by this reference:

Page
Independent Auditors’ Report	F-1
Audited statements of assets to be acquired as of December 30, 2006 and December 31, 2005. Unaudited interim statements of assets to be acquired as of June 30, 2007	F-2

Audited statements of net revenues and direct expenses for the years ended December 30, 2006, December 31, 2005 and December 25, 2004. Unaudited interim statements of net revenues and direct expenses for the six months ended June 30, 2007 and July 1, 2006 (unaudited)

F-3
Notes to the statements of assets to be acquired and statements of net revenues and direct expenses	F-4

(b)	Pro forma financial information.

The following unaudited pro forma financial information with respect to the transaction described in Item 2.01 is furnished as Exhibit 99.2 and incorporated herein by this reference:

(c)	Exhibits.

Exhibit No.	Description

2.1	Amended and Restated Asset Purchase Agreement dated as of September 12, 2007, by and between Intel Corporation and RadiSys Corporation (Exhibits and disclosure schedules have been omitted and will be furnished supplementally to the Commission upon request)

23.1	Consent of Independent Auditors

99.1	Audited statements of assets to be acquired as of December 30, 2006 and December 31, 2005 and statements of net revenues and direct expenses for the years ended December 30, 2006, December 31, 2005 and December 25, 2004. Unaudited interim statements of assets to be acquired as of June 30, 2007 and statements of net revenues and direct expenses for the six months ended June 30, 2007 and July 1, 2006

99.2	Unaudited pro forma combined financial information as of June 30, 2007 and the year ended December 31, 2006 and the six months ended June 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION
an Oregon corporation

Date:	November 1, 2007	By:	/s/ Brian Bronson
		Name:	Brian Bronson
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amended and Restated Asset Purchase Agreement dated as of September 12, 2007, by and between Intel Corporation and RadiSys Corporation (Exhibits and disclosure schedules have been omitted and will be furnished supplementally to the Commission upon request)

23.1	Consent of Independent Auditors

99.1	Audited statements of assets to be acquired as of December 30, 2006 and December 31, 2005 and statements of net revenues and direct expenses for the years ended December 30, 2006, December 31, 2005 and December 25, 2004. Unaudited interim statements of assets to be acquired as of June 30, 2007 and statements of net revenues and direct expenses for the six months ended June 30, 2007 and July 1, 2006

99.2	Unaudited pro forma combined financial information as of June 30, 2007 and the year ended December 31, 2006 and the six months ended June 30, 2007